UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022

WaveDancer, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12015 Lee Jackson Memorial Highway, Ste 210
Fairfax, VA 22033
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WAVD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 8, 2022, WaveDancer, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital II, LLC (the “Selling Stockholder”). Pursuant to the Purchase Agreement, subject to certain limitations and conditions, the Company has the right, but not the obligation, to sell to the Selling Stockholder up to $15,000,000 of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from time to time. Sales of Common Stock to the Selling Stockholder under the Purchase Agreement, and the timing of any such sales, are solely at the Company’s option, and the Company is under no obligation to sell any securities to the Selling Stockholder under the Purchase Agreement. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended (the “Securities Act”) the resale by the Selling Stockholder of up to 4,500,000 shares of Common Stock that the Company may issue or elect, in the Company’s sole discretion, to issue and sell to the Selling Stockholder, from time to time from and after the Commencement Date (as defined below) under the Purchase Agreement.

Upon the initial satisfaction of the conditions to the Selling Stockholder’s purchase obligations set forth in the Purchase Agreement (the “Commencement”), including that the registration statement is declared effective by the SEC, and a final prospectus relating thereto is filed with the SEC, and a final prospectus relating thereto is filed with the SEC, the Company will have the right, but not the obligation, from time to time at the Company’s sole discretion over the 24-month period after the date on which the Commencement occurs (the “Commencement Date”), to direct the Selling Stockholder, by timely delivering written notice to the Selling Stockholder (each, a “VWAP Purchase Notice”) after 6:00 a.m. prior to 9:00 a.m., Eastern time, on any trading day (each, a “Purchase Date”), so long as the closing sale price of the Company’s Common Stock on the trading day immediately prior to such Purchase Date is not less than $0.50 (subject to adjustment as set forth in the Purchase Agreement) (the “Threshold Price”), to purchase a specified amount of shares of Common Stock up to a certain maximum amount per VWAP Purchase calculated in accordance with the Purchase Agreement (each, a “VWAP Purchase”).

The per share purchase price for the shares that the Selling Stockholder is required to purchase in any single VWAP Purchase will be determined by reference to the volume weighted average price of the Company’s Common Stock (the “VWAP”) for the period on the applicable Purchase Date, beginning at the official open (or “commencement”) of the regular trading session and ending at the earliest to occur of (x) 3:59:00 p.m., Eastern Time or such earlier time publicly announced as the official close of the regular trading session on The Nasdaq Capital Market (the “Nasdaq”) on such Purchase Date, (y) such time that the total aggregate volume of shares of Common Stock traded on Nasdaq reaches a certain maximum volume threshold amount calculated in accordance with the Purchase Agreement, and (z) such time that the trading price of a share of the Company’s Common Stock falls below a minimum price threshold specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, or if no such minimum price threshold is specified by the Company in the VWAP Purchase Notice, a price calculated in accordance with the Purchase Agreement (such period, the “VWAP Purchase Period”), less a fixed 5% discount to the VWAP of the Common Stock for such VWAP Purchase Period.

In addition to the VWAP Purchases described above, if either (i) the Company does not timely effect a VWAP Purchase at the commencement of trading on Nasdaq on a trading day that otherwise would qualify as a Purchase Date for a VWAP Purchase or (ii) the Company timely effects a VWAP Purchase on a Purchase Date, and the VWAP Purchase Period for such VWAP Purchase has ended prior to 3:00 p.m., Eastern time, on such Purchase Date, then, in either case, the Company will also have the right, but not the obligation, subject to the continued satisfaction of conditions set forth in the Purchase Agreement, to direct the Selling Stockholder to purchase, on any trading day, including the same Purchase Date on which a VWAP Purchase is effected, a specified amount of Common Stock (each, an “Intraday VWAP Purchase”), up to a certain maximum amount per VWAP Purchase calculated in accordance with the Purchase Agreement, by the delivery to the Selling Stockholder of an irrevocable written purchase notice (each, an “Intraday VWAP Purchase Notice”), after 10:00 a.m., Eastern time (and after the VWAP Purchase Period(s) for any prior VWAP Purchase and/or prior Intraday VWAP Purchase have ended), and prior to 3:00 p.m., Eastern time, on such Purchase Date, so long as the closing sale price of the Common Stock on the trading day immediately prior to such Purchase Date is not less than the Threshold Price.

The per share purchase price for the shares of the Company’s Common Stock that the Company elects to sell to the Selling Stockholder in an Intraday VWAP Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a VWAP Purchase (including the same fixed percentage discounts to the applicable VWAP as in the case of a VWAP Purchase, as described above), provided that the VWAP for each Intraday VWAP Purchase effected on a Purchase Date will be calculated over different periods during the regular trading session on Nasdaq on such Purchase Date, each of which will commence and end at different times on such Purchase Date.

In addition to the VWAP Purchases and Intraday VWAP Purchases described above, the Company may direct the Selling Stockholder to purchase no more than 1,500,000 or $2,000,000 shares of the Company’s Common Stock, subject to certain exceptions, outside of the volume limitations described above (the “Additional VWAP Purchase”), provided that such $2,000,000 limit may be exceeded during any Additional VWAP Purchase Period (as defined below), based on multiplying 0.95 by the simple average of the daily VWAP over the 20 trading days following such direction by the Company (the “Additional VWAP Purchase Period”). Such Additional VWAP Purchases may occur in three separate increments of no more than 500,000 shares of Common Stock each, with at least five trading days separating each Additional VWAP Purchase Period.

There is no upper limit on the price per share that the Selling Stockholder could be obligated to pay for the Common Stock the Company may elect to sell to it in any VWAP Purchase, any Intraday VWAP Purchase, or any Additional VWAP Purchase under the Purchase Agreement. The purchase price per share of Common Stock that the Company may elect to sell to the Selling Stockholder in a VWAP Purchase, an Intraday VWAP Purchase, or an Additional VWAP Purchase under the Purchase Agreement will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the applicable VWAP Purchase Period for such VWAP Purchase or such Intraday VWAP Purchase or during the Additional VWAP Purchase Period for such Additional VWAP Purchase.

As consideration for the Selling Stockholder’s commitment to purchase shares of Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, upon execution of the Purchase Agreement, the Company issued 89,835 shares of Common Stock to the Selling Stockholder (the “Initial Commitment Shares”). In addition to the Initial Commitment Shares, the Company agreed to further issue to the Selling Stockholder 89,835 shares of Common Stock upon the fulfillment of certain conditions or the occurrence of certain periods of time set forth in the Purchase Agreement (together with the Initial Commitment Shares, the “Commitment Shares”). The Commitment Shares will be fully earned as of the date they are issuable pursuant to the Purchase Agreement and the Company agreed to include the Commitment Shares on the registration statement. The Company is also obligated to pay to the Selling Stockholder $125,000 prior to the Commencement for reasonable and documented fees and disbursements of the Selling Stockholder’s legal counsel.

Under the applicable Nasdaq rules, the Company cannot issue more than 3,477,599 shares of Common Stock to the Selling Stockholder under the Purchase Agreement, which is equal to 19.99% of the total number of shares of the Company’s Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement, which number of shares will be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Purchase Agreement under applicable rules of Nasdaq (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by the Selling Stockholder for all of the shares of Common Stock that the Company directs the Selling Stockholder to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds $1.2175 per share. Moreover, the Company cannot sell any shares of Common Stock to the Selling Stockholder under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Selling Stockholder and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act, and Rule 13d-3 promulgated thereunder), would result in the Selling Stockholder beneficially owning more than 4.99% of the outstanding shares of the Company’s Common Stock.

The Company will control the timing and amount of any sales of Common Stock to the Selling Stockholder. Actual sales of shares of the Company’s Common Stock to the Selling Stockholder will depend on a variety of factors, including, among other things, market conditions, the trading price of the Company’s Common Stock and determinations by the Company as to the appropriate sources of funding for the Company’s business and operations.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, except that the Company is prohibited (with certain limited exceptions) from effecting or entering into an agreement to effect certain “Variable Rate Transactions” (as defined in the Purchase Agreement).

As of July 7, 2022, there were 17,396,697 shares of Common Stock outstanding, of which 15,518,592 shares of Common Stock were held by non-affiliates of the Company. Although the Purchase Agreement provides that the Company may sell up to an aggregate of $15,000,000 of shares of the Company’s Common Stock to the Selling Stockholder, only 4,500,000 shares of the Company’s Common Stock are being registered for resale under the registration statement. If all of the 4,500,000 shares offered for resale by the Selling Stockholder were issued and outstanding as of July 7, 2022, such shares would represent approximately 20.6% of the total number of outstanding shares of the Company’s Common Stock, and approximately 22.5% of the total number of outstanding shares of Common Stock held by non-affiliates, in each case as of July 7, 2022.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the date of the Commencement, (ii) the date on which the Selling Stockholder shall have purchased from the Company, pursuant to all VWAP Purchases and Intraday VWAP Purchases and Additional VWAP Purchases that have occurred and fully settled pursuant to this Agreement, an aggregate number of shares for a total aggregate gross purchase price to the Company equal to $15,000,000, (iii) the date on which the Common Stock shall have failed to be listed or quoted on the Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement for a period of one trading day, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of creditors. The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon ten trading days’ prior written notice to the Selling Stockholder. The Selling Stockholder has the right to terminate the Purchase Agreement upon ten trading days’ prior written notice to the Company upon the occurrence of certain events set forth in the Purchase Agreement. The Company and the Selling Stockholder may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will be effective during the pendency of any Purchase that has not then fully settled in accordance with the Purchase Agreement. Neither the Company nor the Selling Stockholder may assign or transfer the Company’s respective rights and obligations under the Purchase Agreement or the Registration Rights Agreement, and no provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or the Selling Stockholder from and after the date that is one (1) trading day immediately preceding the date on which the registration statement is initially filed with the SEC.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to, and incorporate herein by reference, the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of shares of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

In the Purchase Agreement, the Selling Stockholder represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The securities referred to in this current report on Form 8-K are being issued and sold by the Company to the Selling Stockholder in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01         Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

EX-10.1	Common Stock Purchase Agreement by and between WaveDancer, Inc., and B. Riley Principal Capital II, LLC dated July 8, 2022

EX-10.2	Registration Rights Agreement by and between WaveDancer, Inc., and B. Riley Principal Capital II, LLC dated July 8, 2022

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaveDancer, Inc.
Date: July 11, 2022	By:	/s/ Timothy G. Hannon
Timothy G. Hannon
Chief Financial Officer